UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2012

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Term Loan Credit Agreement

On August 17, 2012, Navistar International Corporation and Navistar, Inc. signed a definitive credit agreement relating to an up to five-year senior secured, term loan credit facility in an aggregate principal amount of $1,000,000,000 (the “term loan credit agreement”) with the Lenders (as defined in the term loan credit agreement), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders (the “administrative agent”), J.P. Morgan Securities LLC and Goldman Sachs Lending Partners LLC, as joint lead arrangers and joint bookrunners, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint bookrunners, and Goldman Sachs Lending Partners LLC, as syndication agent. The facility is guaranteed by Navistar International Corporation and fifteen of its subsidiaries, namely, IC Bus, LLC, SST Truck Company LLC, IC Bus of Oklahoma, LLC, Navistar Diesel of Alabama, LLC, Navistar RV, LLC (f/k/a Monaco RV, LLC), Navistar Big Bore Diesels, LLC, Workhorse International Holding Company, Navistar Aftermarket Products, Inc., Continental Mfg. Company, Inc., Indianapolis Casting Corporation, International Truck Intellectual Property Company, LLC, International Engine Intellectual Property Company, LLC, Pure Power Technologies, LLC, Navistar Defense, LLC and UpTime Parts, LLC (collectively with Navistar, Inc., the “Companies”). On August 17, 2012, Navistar, Inc. borrowed an aggregate principal amount of $1,000,000,000 under the term loan credit facility, a portion of the proceeds of which were used to repay all outstanding loans under Navistar, Inc.’s existing senior secured, asset-based revolving credit facility entered into on October 18, 2011 and certain other indebtedness and to pay certain fees and expenses incurred in connection with the new term loan credit facility and the remainder of which will be used for ongoing working capital purposes and general corporate purposes. The term loan credit agreement requires quarterly amortization payments of $2,500,000, with the balance due at maturity.

This new term loan credit facility is secured by a first priority security interest in certain assets of the Companies as more fully described in the term loan credit agreement. The term loan credit agreement contains customary provisions for financings of this type, including, without limitation, representations and warranties, affirmative and negative covenants and events of default. Generally, if an event of default occurs and is not cured within any specified grace period, the administrative agent, at the request of (or with the consent of) the lenders holding not less than a majority in principal amount of the outstanding term loans, may declare the term loans to be due and payable immediately. Borrowings by Navistar, Inc. under this facility will accrue interest at a rate equal to a base rate or a Eurodollar rate plus a spread. The spread is 450 basis points for base rate borrowings and 550 basis points for Eurodollar rate borrowings.

The foregoing description of the term loan credit agreement is qualified in its entirety by reference to the term loan credit agreement which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

ABL Credit Agreement

On August 17, 2012, Navistar, Inc. entered into an amended and restated ABL credit agreement in an aggregate principal amount of $175,000,000 (the “ABL credit agreement”) with the Lenders (as defined in the ABL credit agreement) party thereto, and Bank of America, N.A., as administrative agent for the Lenders, providing for a term of up to four years and nine months. The ABL credit agreement amended and restated the existing senior secured, asset-based revolving credit facility entered into on October 18, 2011 by Navistar, Inc. and seven of its manufacturing subsidiaries, including IC Bus, LLC, SST Truck Company, LLC, IC Bus of Oklahoma, LLC, Navistar Diesel of Alabama, LLC, Monaco RV, LLC, Navistar Big Bore Diesels, LLC and Workhorse Custom Chassis, LLC (collectively, the “Subsidiaries”). Following the amendment and restatement of the existing facility, each of the Subsidiaries was released from its obligations under the existing credit facility.

This new ABL facility is secured by a first priority security interest in Navistar, Inc’s aftermarket parts inventory that is stored at certain parts distribution centers, storage facilities and third party processor or logistics provider locations. The ABL credit agreement contains customary provisions for financings of this type, including, without limitation, representations and warranties, affirmative and negative covenants and events of default. All borrowings under the ABL Credit Agreement will accrue interest at a rate equal to a base rate or an adjusted LIBOR rate plus a spread. The spread, which will be based on an availability-based measure, ranges from 175 basis points to 225 basis points for Base Rate borrowings and 275 basis points to 325 basis points for LIBOR borrowings. The initial LIBOR spread is 275 basis points.

The foregoing description of the ABL credit agreement is qualified in its entirety by reference to the ABL credit agreement which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 under the heading “Term Loan Credit Agreement” is incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders Party hereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

10.2	Amended and Restated ABL Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, the Lenders Party hereto, Bank of America, N.A., as Administrative Agent, J.P. Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Joint Book Managers, and Credit Suisse Securities (USA) LLC, as Joint Book Manager.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

By:	/s/ Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Executive Vice President and Chief Financial Officer

Dated: August 23, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders Party hereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

10.2	Amended and Restated ABL Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, the Lenders Party hereto, Bank of America, N.A., as Administrative Agent, J.P. Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Joint Book Managers, and Credit Suisse Securities (USA) LLC, as Joint Book Manager.